As of March 31, 2019

For the three-month period ended March 31, 2019, the performance of The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), increased +9.55% in US dollars (“USD”). For the same period, the Fund’s share price performance increased +10.43% in USD, as the discount at which the Fund traded its shares decreased. This compares with an increase of +13.08% in the Swiss Performance Index (the “Index” or “SPI”) in USD.

Economic environment during the period under review

Global economic review

Global economic expansion seems to have weakened in the first quarter of 2019. The International Monetary Fund (“IMF”) revised its 2019 global growth projections downwards from 3.7% to 3.5% and the US Federal Reserve (“Fed”) cited global economic and financial developments as a reason to put a break on interest rate hikes. With an escalation of trade tensions, political uncertainty and a greater than expected slowdown in the global economy, risks to the global economy are on the rise. However, a slowdown in the economy does not mean recession, and we continue to see some positive signs. For example, US unemployment rates remain close to all-time lows and inflation seems to be largely under control. Additionally, in Europe, it appears that part of the deceleration was temporary because it was due to changes to car emissions testing, which have negatively impacted Germany.\\

Market environment during the period under review

Worldwide equities in Q1 2019 generally recovered their previous quarter’s losses. For the most part, the pattern for Swiss equities was typical in Q4 2018, as they outperformed other markets due to the relative heavy weights of defensive sectors and stocks. Their strong rally during the first quarter 2019, however, was not typical, as contrary to usual patterns in recoveries, defensive stocks continued to outperform.

Thanks to the three largest index constituents, Nestlé, Novartis and Roche, large caps, represented by the Swiss Market Index Total Return (SMIC), outperformed the small- and mid-cap index (SPIEX) by 0.83% in USD. It is also not typical that small- and mid-cap stocks underperform in a recovery, but this is due to the unusually strong performance of the above named three defensive “heavyweights” that helped the Swiss equity market and Swiss large caps stage an unusually strong comeback. Sector performance (see the following bar graph) should not come as a surprise: apart from the relatively small technology sector, the food & beverage and health care sectors performed best. The strength of the USD is also not a common phenomenon in a “risk-on” environment. A strong dollar is more typically associated with flow-backs of internationally invested money into the safe shores of the US during periods of uncertainty. Furthermore, the continued strength of the US dollar comes as a surprise in the context of significantly lower interest rate expectations for the dollar.

SectorSwiss Performance Index for the first quarter 2019

Sector	Weight	Absolute sector performance

Source: Schroders, Bloomberg, as of March 31, 2019. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

Performance

The Fund’s NAV return of +9.55% is a strong result in absolute terms but less than the Index’s return of +13.08% in USD. While stock picking was slightly positive, the Fund’s private equity positions, cash holdings and overweight in small- and mid-cap stocks all had a negative impact on relative performance. To provide more detail, in terms of stock picking, there was a positive relative performance impact from some of the Fund’s largest overweight positions, such as Logitech, Tecan, Sonova, Belimo, Aryzta and Cembra. There was also a positive impact on relative performance because the Fund held an underweight position in ABB and held no position in Swiss Re and Swisscom. , Negative contributions to relative performance came from overweight positions such as VZ Holding, Swatch, DKSH, Feintool, SIG and Implenia. The Fund’s underweights in Nestlé and in expensive growth companies, such as Straumann, Temenos and Partners Group, also contributed negatively. Underweights, which were largely due to the industry concentration limitations of the Fund in the two heavyweight pharmaceutical stocks (Roche and Novartis) further detracted from relative performance.

The Fund’s private equity positions as a whole experienced only a small change in valuation. That said, in a quarter where listed equities were strongly up, the negative impact on relative performance was significant and higher than one percentage point of relative performance. In a similar manner, cash holdings had a negative impact on relative performance. Finally, the significantly higher than benchmark exposure to the attractive Swiss small- and mid-cap segment detracted from relative performance, as they did not keep up with the overall market, which was mainly driven by the unusually strong performance of the defensive largest Index weights.

Portfolio changes

In total, there were seven purchases and thirteen sales of listed equities on a net basis in the first quarter of 2019. Of the sales, there were eleven reductions and two entire disposals. Among the purchases, there were four increases and three new investments. As of March 31, 2019, there are thirty-six listed companies held by the Fund and six direct private equity investments, including participation in a private equity limited partnership.

New Investments by the Fund	Positions Entirely Disposed of
Partners Group	Adecco
Sulzer	Airopack
Sunrise

Additions to Existing Investments	Reductions in Existing Investments
BKW	Belimo
Schindler	Bucher
SFS	Cembra Money Bank
Swatch (bearer)	Georg Fischer
Implenia
Julius Baer
Oerlikon
Sonova
Tecan
UBS
VZ Holding

The Fund established new positions in Partners Group, Sulzer and Sunrise.

Partners Group is a global investment manager focusing on private assets. We used stock price weakness in early January to build up a new position. We believe that the company will continue to record very strong net new money flows as we expect the shift to private assets is far from over.

We believe Sulzer is a quality industrial company with a strong global market share in pumping equipment. We bought a new position because we expect Sulzer to post strong earnings growth for the foreseeable future, thanks to a recovery of its end markets and cost containment measures that were implemented over the past several years.

Sunrise is a leading telecommunication provider in Switzerland. Positioned as a solid number two behind Swisscom, we believe the company offers an attractive growth profile and dividend. We built up a new position after market participants responded negatively to the announcement of the acquisition of UPC Switzerland from Liberty Global, which we viewed as an overreaction.

Furthermore, we increased our existing positions in industrial companies Schindler and SFS, as well as in BKW and Swatch.

On the other hand, we entirely sold our positions in Adecco and Airopack. Adecco did not seem to be making progress in terms of revenues and margins despite a generally tight labour market in most of its important countries. Due to governance concerns, we completely exited our position in Airopack, a company developing an environmentally friendly aerosol packaging solution.

We also reduced our investment - mainly to take profits after strong share price developments - in a number of stocks such as Belimo, Bucher, Cembra Money Bank, Georg Fischer, Implenia, Julius Baer, Oerlikon, Sonova, Tecan, UBS and VZ Holding.

Outlook and Investment View

Equity markets ended 2018 with a significant drop. As a result, it is tempting to characterize the developments in Q1 2019 simply as a snap back from a potentially oversold situation. However, there have been some remarkable shifts in our view.

According to a recent survey conducted at a Schroders conference, investor concerns seem to be now focused on growth and political risks. Trade tensions, previously perceived as the biggest risk, have been fading from investors’ minds as the percentage of respondents citing them as their main worry fell from 35% in September last year to 9%. In spite of this shift, we are not convinced that this is a reliable indication that the threat to global growth from trade disputes has diminished. For example, the US president recently warned that he is considering imposing tariffs on the European Union and Mexico, opening up the possibility that more geographies will be affected by trade disputes.

Investor concerns – which of these concern you most?

Source: Schroders Investment conference, March 10, 2019.

Respondents to the Schroders’ survey are likely more focused on the risks of a weak economy in reaction to the slowdown in activity seen towards the end of 2018 and at the beginning of 2019, as well as the Fed’s almost 180-degree turn recently. GDP growth in the US, and even more so in Europe and Asia, has mostly disappointed, and the US yield curve has recently inversed. The latter has usually been a good predictor of recessions in the past; hence, we believe that these investors’ concern is a valid one.

Survey responses from these investors also indicate that they are worried about an end of quantitative easing (QE). This, we believe, is relevant when looking at the graph below. Apart from the end of 2018, US markets appear to have benefited more from a rise in the earnings multiple rather than from earnings growth. In our view, the regime of QE in developed economies has been much more successful in lifting the multiple than in generating growth in the private sector - or more precisely in the quoted part of the private sector.

Earnings driven: US equity market return breakdown

Source: Thomson Datastream, Schroders Economics Group, March 19, 2019.

While there might be some room for valuations to expand, we share the view of survey participants that economic and earnings growth risks are significant. And, while we continue to forecast economic growth and not a recession, we think that the market has priced in excessive earnings growth. In our view, market participants have become too optimistic not only regarding growth, but also regarding political and monetary policy risks. In this regard, our outlook has turned more cautious as compared to the beginning of the year and we have positioned the Fund’s portfolio accordingly.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2019

24.9
No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock —89.08%

Banks—8.70%

16,000	Cembra Money Bank AG1 Provides financial services. The company's services include personal loans, vehicle financing, credit cards and savings and insurance services. (Cost $953,010)	$1,512,602	1.31%

238,000	Credit Suisse Group AG1 A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $3,029,183)	2,773,361	2.40%

42,000	Julius Baer Group Ltd.[1] Provides private banking services. The company advises on wealth management, financial planning and investments; offers mortgage and other lending, foreign exchange, securities trading, custody and execution services. (Cost $2,073,438)	1,696,616	1.47%

336,000	UBS Group AG1 Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $5,418,307)	4,072,216	3.52%

		10,054,795	8.70%

Biotechnology—4.43%

90,000	Kuros Biosciences AG1 Develops and produces biopharmaceuticals. The company produces vaccines that immunize the patient against disease related proteins. (Cost $559,770)	239,482	0.21%

6,191	NovImmune SA1,2,3 Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $3,613,416)	4,880,564	4.22%

		5,120,046	4.43%

Construction & Materials—2.34%

310	Belimo Holding AG Market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $767,008)	$1,548,599	1.34%

319	Forbo Holding AG Produces floor coverings, adhesives and belts for conveying and power transmission. (Cost $474,301)	500,330	0.43%

22,024	Implenia AG Provides construction, civil and underground engineering services. The company's projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services. (Cost $1,183,694)	655,921	0.57%

		2,704,850	2.34%

Electric Utilities—0.94%

16,000	BKW AG Provides energy supply services. The company focuses on the production, transportation, trading and sale of energy. In addition to energy supply, the company also develops, implements and operates energy solutions for its clients. (Cost $990,911)	1,090,873	0.94%

		1,090,873	0.94%

Financial Services—2.25%

1,050	Partners Group Holding AG A global private markets investment management firm with investment programs under management in private equity, private real estate, private infrastructure and private debt. The firm manages a broad range of customized portfolios for an international clientele of institutional investors. Partners Group is headquartered in Zug, Switzerland. (Cost $682,793)	763,330	0.66%

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2019
(continued)

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Financial Services — (continued)

7,000	VZ Holding AG Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage. (Cost $1,160,403)	$1,831,007	1.59%

		2,594,337	2.25%

Food & Beverage—14.73%

1,080,000	Aryzta AG1 Produces and retails specialty bakery products. The Company produces French breads, pastries, continental breads, confections, artisan breads, homestyle lunches, viennoiserie, patisserie, cookies, pizza, appetizers, and sweet baked goods. (Cost $4,435,098)	1,478,100	1.28%

163,000	Nestlé SA One of the world's largest food and beverage processing companies. (Cost $9,283,054)	15,532,383	13.45%

		17,010,483	14.73%

Industrial Engineering—0.70%

3,900	Schindler Holding AG Manufactures and installs elevators, escalators, and moving walkways internationally. The company's products are used in airports, subway stations, railroad terminals, shopping centers, cruise ships, hotels, and office buildings. The company also offers maintenance services. (Cost $822,641)	808,274	0.70%

		808,274	0.70%

Industrial Goods & Services—8.42%

117,500	ABB Ltd. Provides power and automation technologies. The company operates under segments that include power products, power systems, automation products, process automation, and robotics. (Cost $2,903,382)	$2,207,476	1.91%

1,700	Bucher Industries AG Manufactures food processing machinery, vehicles and hydraulic components. Produces fruit and vegetable juice processing machinery, fodder harvesters, plows, seed drills, feed mixers, plant sprayers, spreaders, street sweepers, and snow blowers. The Company operates worldwide. (Cost $501,895)	568,430	0.49%

1,000	Burckhardt Compression Holding AG Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases and gas transport and storage. (Cost $301,679)	272,116	0.24%

20,000	DKSH Holding AG An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $1,345,985)	1,152,726	1.00%

14,000	Feintool International Holding AG1 Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components. (Cost $1,353,935)	946,079	0.82%

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2019
(continued)

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Industrial Goods & Services — (continued)

950	Georg Fischer AG Provides piping systems, automotive, and machining solutions. The Company supplies piping systems made of plastics and metal, and manufactures lightweight cast components and systems made of ductile iron, aluminium, and magnesium for the global automotive industry as well as a variety of other industrial applications. (Cost $790,905)	$865,197	0.75%

79,000	OC Oerlikon Corp. AG1 Manufactures industrial equipment. The Company produces protective coatings for precision tools and components, equipment for textile production, and propulsion technology drive systems. (Cost $940,543)	1,010,603	0.87%

20,000	Sensirion Holding AG1 The company, through its subsidiaries, manufactures gas and liquid flow sensors for the measurement of humidity and temperature, volatile organic compounds and carbon dioxide. The company serves automotive, industrial, medical, and consumer goods sectors worldwide. (Cost $794,200)	815,343	0.71%

12,545	SFS Group AG1 Provides automotive products, building and electronic components, flat roofing and solar fastening systems. The company operates production facilities in Asia, Europe and North America. (Cost $858,097)	1,089,610	0.94%

8,218	Sulzer AG Manufactures machinery and equipment, and operates in a surfacing technology business. The Company provides pumping and surface technology solution and services, services and repair of thermal turbo machinery, and service for separation and static mixing. (Cost $764,949)	$801,253	0.69%

		9,728,833	8.42%

Insurance—6.80%

11,000	Baloise Holding AG Offers group and individual life, health, accident, liability property, and transportation insurance to customers in Europe. The Company also offers private banking and asset management services. (Cost $1,699,591)	1,816,949	1.57%

6,200	Swiss Life Holding AG1 Provides life insurance and institutional investment management. (Cost $1,883,174)	2,729,893	2.36%

10,000	Zurich Insurance Group AG Provides insurance-based financial services. The company offers general and life insurance products and services for individuals, small businesses, commercial enterprises, mid-sized and large corporations, and multinational companies. (Cost $3,249,842)	3,309,569	2.87%

		7,856,411	6.80%

Machinery—1.33%

150,000	SIG Combibloc Group AG1 The company, through its subsidiaries, manufactures and produces bottling machines and systems for the food and beverage industries. The company serves customers worldwide. (Cost $1,727,580)	1,536,299	1.33%

		1,536,299	1.33%

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2019
(continued)

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Medical Equipment—4.58%

125,416	EyeSense AG, Series A1,2,3 A spin-out from Ciba Vision AG. Develops novel ophthalmic self- diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)	$236,753	0.21%

5,450	Sonova Holding AG Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $846,323)	1,078,070	0.93%

3,731	Spineart SA1,2,3 Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act. (Cost $2,623,328)	1,141,216	0.99%

12,000	Tecan Group AG Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $1,128,110)	2,829,200	2.45%

		5,285,239	4.58%

Personal & Household Goods—5.70%

54,000	Cie Financiere Richemont SA Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $4,297,142)	3,933,287	3.40%

48,000	Swatch Group AG - Registered shares Manufactures finished watches, movements and components. Produces components necessary to its various watch brand companies. The company also operates retail boutiques. (Cost $4,437,327)	2,655,688	2.30%

		6,588,975	5.70%

Pharmaceuticals—24.87%

167,000	Novartis AG One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $10,287,133)	$16,061,111	13.90%

46,000	Roche Holding AG Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious and autoimmune diseases and for other areas including dermatology and oncology. (Cost $8,233,147)	12,672,055	10.97%

		28,733,166	24.87%

Technology—2.95%

87,000	Logitech International SA Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking and audio and video communication. (Cost $1,179,564)	3,409,589	2.95%

		3,409,589	2.95%

Telecommunications—0.34%

5,250	Sunrise Communications Group AG1 An integrated communications provider in Switzerland. The Company provides mobile voice and data, landline voice, landline Internet and IPTV services to residential customers, business customers and other carriers across Switzerland. The Company operates in Switzerland. (Cost $383,018)	386,409	0.34%

		386,409	0.34%

	Total Common Stock
	(Cost $90,984,924)	102,908,579	89.08%

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2019
(continued)

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stock —0.11%

Biotechnology—0.01%

8,400	Ixodes AG, Series B1,2,3,4 Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease from a tick bite. (Cost $2,252,142)	$7,254	0.01%

		7,254	0.01%

Industrial Goods & Services—0.10%

500,863	SelFrag AG Class A1,2,3	120,702	0.10%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		120,702	0.10%

	Total Preferred Stock
	(Cost $4,184,340)	127,956	0.11%

Limited Partnership —0.83%

Biotechnology—0.83%

	Aravis Biotech II, Limited Partnership[1,3,4] (Cost $1,810,184)	957,934	0.83%

	Total Investments*
	(Cost $96,979,448)	103,994,469	90.02%

	Other Assets Less Liabilities	11,528,065	9.98%
	Net Assets	$115,522,534	100.00%
Net Asset Value Per Share:
	($115,522,534 ÷ 13,267,111 shares outstanding, $0.001 par value: 50 million shares authorized)		$8.71

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2019
(continued)

[1]	Non-income producing security.
[2]	Value determined using significant unobservable inputs.
[3]
Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $7,344,423 or 6.36% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – May 29, 2018	$1,810,184
Eyesense AG – Common Shares	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	3,613,416
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328
		$15,238,316

[4]
Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/18	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Interest Income	Fair Value as of 3/31/19
Aravis Biotech II, Limited Partnership	$980,070	$—	$—	$—	$(22,136)	$—	$957,934
Ixodes AG – Preferred Shares B	7,328	—	—	—	(74)	—	7,254
	$987,398	$—	$—	$—	$(22,210)	$—	$965,188

*Cost for Federal Income tax purposes is $97,121,779 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$25,555,136
Gross Unrealized Depreciation	(18,682,446)
Net Unrealized Appreciation (Depreciation)	$6,872,690

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2019
(concluded)

PORTFOLIO HOLDINGS
% of Net Assets as of March 31, 2019
Pharmaceuticals	24.87%
Food & Beverage	14.73%
Banks	8.70%
Industrial Goods & Services	8.52%
Insurance	6.80%
Personal & Household Goods	5.70%
Biotechnology	5.27%
Medical Equipment	4.58%
Technology	2.95%
Construction & Materials	2.34%
Financial Services	2.25%
Machinery	1.33%
Electric Utilities	0.94%
Industrial Engineering	0.70%
Telecommunications	0.34%
Other Assets Less Liabilities	9.98%
100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of March 31, 2019
Novartis AG	13.90%
Nestlé SA	13.45%
Roche Holding AG	10.97%
NovImmune SA	4.22%
UBS Group AG	3.52%
Cie Financiere Richemont SA	3.40%
Logitech International SA	2.95%
Zurich Insurance Group AG	2.87%
Tecan Group AG	2.45%
Credit Suisse Group AG	2.40%

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization
The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation
The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts, if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $7,344,423 or 6.36% of the Fund’s net assets at March 31, 2019, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities
Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2019:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Valued at NAV**	Total
Investments in Securities*
Common Stock	$96,650,046	$—	$6,258,533	$—	$102,908,579
Preferred Stock	—	—	127,956	—	127,956
Limited Partnership	—	—	—	957,934	957,934

Total Investments in Securities	$96,650,046	$—	$6,386,489	$957,934	$103,994,469

*	Please see the Schedule of Investments for industry classifications.
**
As of March 31, 2019 certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at March 31, 2019	Valuation Technique	Unobservable inputs	Range[1]
Biotechnology
NovImmune SA—Common Shares	$4,880,564	Discounted cash flow	Weighted Average Cost of Capital	6-13%

Ixodes AG—Preferred Shares	7,254	Asset Based Approach	Operational Cash Expenditure	0-20%

Industrial Goods & Services
SelFrag AG—Preferred Shares	120,702	Market approach	Recent round of financing	N/A
Medical Equipment
EyeSense AG—Common Shares	236,753	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,141,216	Market Comparable Companies	Discount for lack of marketability	20-35%
Total	$6,386,489

[1]
Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

The Fund’s policy is to disclose transfers between Levels based on their market prices as of the beginning of the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Total
Balance as of December 31, 2018	$6,322,654	$129,267	$6,451,921
Change in Unrealized Appreciation/Depreciation (a)	(64,121)	(1,311)	(65,432)
Net Realized Gain (Loss)	—	—	—
Gross Purchases	—	—	—
Gross Sales	—	—	—
Transfer out of Level 3	—	—	—

Balance as of March 31, 2019	$6,258,533	$127,956	$6,386,489

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on March 31, 2019.

C. Foreign Currency Translation
The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

 H. Concentration of Market Risk
The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Capital Commitments
As of March 31, 2019, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,263,380	$—

*
The original capital commitment represents 3,250,000 Swiss francs, which has been fully funded as at March 31, 2019. The Swiss franc/U.S. dollar exchange rate as of March 31, 2019 was used for conversion and equaled 0.9959 as of such date.

(a)
This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions
Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Shareholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Shareholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Shareholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone
Telephone the Plan Administrator: 1-888-556-0425.

In Writing
You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either: (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Plan.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Shareholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting
Each Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Amendments to Plan
The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Shareholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

Directors and Officers

Andrew Dakos Chairman, President and Chief Executive Officer (Non-executive) Richard Dayan[1,5] Director Phillip Goldstein[2] Director Moritz Sell[3,6] Director	Gerald Hellerman[1,4] Director Thomas Antonucci Chief Financial Officer Stephanie Darling Chief Compliance Officer Rajeev Das Secretary
[1] Audit Committee Member	[4] Pricing Committee Chair
[2] Governance/Nominating [3] Audit Committee Chair	[5] Governance Committee Member [6] Lead Independent Director

Investment Adviser
Schroder Investment Management North America, Inc.
7 Bryant Park
New York, NY 10018-3706
(800) 730-2932

Investment Sub-adviser
Schroder Investment Management North America Ltd.
31 Gresham Street
London, EC2V 7QA United Kingdom

Administrator
U.S. Bank Global Fund Services

Custodian
U.S. Bank, N.A.

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038
(888) 556-0425

Legal Counsel
Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $553.0 billion in assets under management and administration as of March 31, 2019.

Executive Offices
The Swiss Helvetia Fund, Inc.
7 Bryant Park
New York, NY 10018-3706
(800) 730-2932

For inquiries and reports:
(800) 730-2932
email: swzintermediary@schroders.com

Website Address
www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.